                                                                      Exhibit 24


                         THE ELDER-BEERMAN STORES CORP.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Elder-Beerman Stores Corp., an Ohio corporation, hereby constitutes and appoints each of Scott J. Davido and Steven D. Lipton as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended January 29, 2000 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

      IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 13th day of April, 2000.



            /s/ Frederick J. Mershad                                     /s/ John A. Muskovich
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              Frederick J. Mershad                                          John A. Muskovich
  Chairman of the Board of Directors and Chief                President, Chief Operating Officer; Director
               Executive Officer
         (Principal Executive Officer)



               /s/ Scott J. Davido                                        /s/ Steven D. Lipton
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                 Scott J. Davido                                            Steven D. Lipton
Executive Vice President, Chief Financial Officer                   Senior Vice President, Controller
         (Principal Financial Officer)                               (Principal Accounting Officer)



              /s/ Bernard Olsoff                                        /s/ Thomas J. Noonan, Jr.
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                 Bernard Olsoff                                           Thomas J. Noonan, Jr.
                    Director                                                    Director



              /s/ Stewart M. Kasen                                       /s/ Laura H. Pomerantz
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                Stewart M. Kasen                                           Laura H. Pomerantz
                    Director                                                    Director



              /s/ Steven C. Mason                                         /s/ John J. Wiesner
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                 Steven C. Mason                                             John J. Wiesner
                    Director                                                    Director



            /s/ Dennis B. Bookshester                                    /s/ Charles Macaluso
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              Dennis B. Bookshester                                         Charles Macaluso
                    Director                                                    Director



                                                                           /s/ Jack A. Staph
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                                                                              Jack A. Staph
                                                                                Director

